July 20, 2012

DREYFUSVARIABLE INVESTMENT FUND
-INTERNATIONAL EQUITY PORTFOLIO

Supplement to Summary Prospectus
dated May 1, 2012

The following information supersedes and replaces any contrary information contained in the section of the summary prospectus entitled “Fund Summary — Portfolio Management.”

The fund's investment adviser is The Dreyfus Corporation. The Dreyfus Corporation has engaged its affiliate, Newton Capital Management Limited (Newton), to serve as the fund’s sub- investment adviser. Paul Markham and Jeff Munroe are the fund’s primary portfolio managers, positions they have held since January 2012 and June 2012, respectively. Mr. Markham, the fund’s lead portfolio manager, is an investment manager for global equities for Newton, and is a member of the global investment committee as well as the global equity ex-U.S. model and equity strategy groups. Mr. Munroe is an investment leader of the global equities team at Newton.

0109SP-STK0712